UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

CHILCO RIVER HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50911 (Commission File Number)	98-0419129 (IRS Employer Identification No.)

355 Lemon Ave., Suite C

Walnut, CA 91789

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (909) 869-7933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD

The registrant issued a press release on May 1, 2007, announcing it has closed the first tranche of private placement funding transaction with Chung Lien Investment Management Limited, a Hong Kong company, and that the $1,000,000 received will be used for renovations of the registrant’s Miramar Hotel, formally know as Bruce Hotel and Casino, in Lima, Peru.

Item 9.01.   Financial Statements and Exhibits

A copy of the press release is filed as exhibits to this Current Report on Form 8-K and is incorporated herein by reference.

1.	Press release dated May 1, 2007.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHILCO RIVER HOLDINGS, INC. (Registrant)

Date: May 3, 2007	By: /s/ Tom Liu Tom Liu Chief Executive Officer